CHINA ACM

CHINA ADVANCED CONSTRUCTION MATERIALS GROUP, INC.

Investor Presentation

(NASDAQ: CADC)







March 2010

Safe Harbor

This presentation contains "forward-looking statements" within the meaning of the “safe-harbor” provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including changes from anticipated levels of sales, future national or regional economic and competitive and regulatory conditions, changes in relationships with customers, access to capital, difficulties in developing and marketing new products, marketing existing products, customer acceptance of existing and new products, and other factors. Additional Information regarding risks can be found in the Company’s Annual Report on Form 10K filed with the SEC. Accordingly, although the Company believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. The Company has no obligation to update the forward-looking information contained in this presentation.

CHINA ACM
CHINA ADVANCED CONSTRUCTION MATERIALS GROUP, INC.

Equity Snapshot

NASDAQ: CADC	FYE: June 30
Price (as of 3/24/10)	$5.10
Basic Shares Outstanding	15.5MM
Market Cap.	$79.25MM
Enterprise Value	$82.7MM
Cash (as of 12/31/09)*	$1.7MM
Debt & Preferred Stock (as of 12/31/09)**	$5.1MM
Revenue (TTM as of 12/31/09)	$69.4MM
EBITDA (TTM as of 12/31/09)	$17.5MM
Net Income (TTM as of 12/31/09)***	$14.0MM

** Excludes Gross Proceeds of $10.58M from March 1, 2010 Equity Offering*
*** Preferred Expires June 11, 2010 leaving only $0.01M in Actual Debt*
**** Excludes $3.9 million non-cash charge from 1HFY10 related to a change in the fair value of warrants that were issued in the June 2008 private placement*

Statistics

- EV/Actual Calendar 2009 EBITDA = 4.75x
- EV/FY 2010 Projected EBITDA = 4.7x*
- EV/FY 2011 Projected EBITDA = 3.5x*
- Trailing 12 Month P/E = 5.65x
- Fiscal Year 2010 Forward P/E = 5.1x*
- Calendar 2010 Forward P/E = 4.67x*
- Fiscal Year 2011 Forward P/E = 4.4x*

COMPARABLES:

- Lafarge P/E=19.92
- Eagle Materials P/E=31.48

*Figures Dervied from Roth Research Report

CHINA ACM
CHINA ADVANCED CONSTRUCTION MATERIALS GROUP, INC.

Investment Highlights

- 7 year track record of sales and earnings growth with **sustainable** industry-leading blended gross margin
- Infrastructure Pure Play involved in high priority projects like highspeed rail
- Fast-growing advanced construction material **engineering** services company with proprietary chemical composite technology
- One of **10** companies Certified by the Ministry of Environmental Protection
- High-quality and customized "**Green**" concrete using at least 30% recyclable materials – tax and environmental benefits
- 6% VAT Exempt and 15% Hi-Tech Corporate Income Tax Beneficiary
- Preferential Procurement Government Contracts for Ready-Mix Concrete
- Cement is a Commodity, Concrete is a Value Added Service Product
- Mc Kinsey Study: China 2015 to Account for 50% of Global Building Activity

////CHINA ACM
CHINA ADVANCED CONSTRUCTION MATERIALS GROUP, INC.

Growth Market Opportunity

- Estimated $15 billion concrete mixing contracts for high-speed *passenger* rail alone
- 15% Accelerating urbanization & intra-city transportation: 12th 5 Year Plan 2010-15
- 3,690 KM of new railway track to be built with 70 new projects commencing in 2010
- Decree #341 phases out on-site concrete production in major Chinese cities and mandates Ready-Mix Concrete for Government directed infrastructure projects
- Government and industry focus on eco-friendly concrete. Ministry of Construction and People's Congress legislation regulating energy-efficiency, pollution prevention, low emission, recyclable building materials


CRH

- More complex architectural designs are raising demand for premium concrete mixtures and more advanced technical services
- By 2025, 221 Chinese cities will have >1M pop. Europe has only 35 such cities
- China will build 40 bn sq.m of floor space in 5 mn buildings, 50000 skyscrapers, equivalent to constructing 10 New York Cities.

Chinese Stimulus Plan

- Financial crisis prompts Chinese $586 billion stimulus package to boost domestic consumption


1%
4%
7%
9%
9%
25%
45%
Health, culture and education
Independent innovation
Affordable housing
Ecology and environment
Rural development and infrastructure projects
Post disaster reconstruction
Railways, highways, airports, power grids

China-ACM is well positioned to benefit from the stimulus with over 75% of its revenue derived from government infrastructure projects

About China ACM

- Founded in 2002, over 1,000 employees
- Leader in Engineering Eco-Friendly Premium Infrastructure Building Materials doing China's most prestigious projects
- One of the largest in Beijing in capacity and market share with a growing presence in 10 provinces around China
- Proven relationships with China's largest Contractors and Developers
- Highest Industry Certifications and Vice-Chair BJ Concrete Association
- Innovative service model that addresses highly fragmented market and increasing demand for sophisticated design and building specs. Profitable, efficient and scalable industry solution provider
  - **Concrete Sales**
  - **Manufacturing Services**
  - **Technical Services**



CHINA ACM
CHINA ADVANCED CONSTRUCTION MATERIALS GROUP, INC.

Senior Management Team

Xianfu Han, Chairman & Chief Executive Officer

- 25+ years of management experience in the building materials industry
- Former Vice Chairman of the Beijing Concrete Association
- Contributor to several regulations and directives of Chinese government

Weili He, Vice Chairman & Chief Operating Officer

- Current Vice Chairman of the Beijing Concrete Association
- Board seats on a number of construction materials companies
- Extensive concrete engineering experience in China and Japan

Jeremy Goodwin, CFO, President & Director

- Co-founded 3G Capital Partners, previously with ING Baring Capital Partners HKG
- Experience Advising Building Material Companies in China
- Fluent in Mandarin Chinese and French

Senior management participated in drafting national standards for concrete in China

What is Ready-Mix Concrete

- Fastest Growing Sub-segment of highly fragmented market showing 25% growth over last 10 years and expected to continue
- Type of concrete that is produced in a centralized batching plant, according to a requested formula and specification, delivered to a work site by truck mounted transit mixers and pumped into precast moulds by our pump fleet
- The ready-mix advantage
  - A centralized plant can serve a wide area: 25KM Radius
  - Better quality concrete produced more efficiently
  - Reduced waste of basic materials
  - Reduced noise and dust pollution at the site

	Developed Countries	China
Ready Mix	80%	30%
Onsite	20%	70%

Ready-mix is growing as a % of overall market in China

///CHINA ACM
CHINA ADVANCED CONSTRUCTION MATERIALS GROUP, INC.

Fixed Plants: Concrete Sales

- 5 fixed ready-mix concrete plants covering Beijing
  - 1 owned plant
    - 119 concrete mixers 18 pump trucks
  - 4 leased plants
    - leased production equipment
- Actual operating capacity of approx. 2.9 million cubic meters
  - Maximum annual operating capacity of 4.9 million cubic meters
  - 100% Ready-Mix
  - 25 Kilometer Deliverable Radius
- ISO9001, ISO14001, ISO28001







Fixed Plants: Locations

5 Fixed Plants' Location in Beijing


Hua Cheng
Jian Mao
Yu Cheng
Jing Shoujian
San Taishan
Gonghua Zhen
Beiqijia Zhen
Shangzhuangzhen
Pingxifuzhen
Huilongguan Zhen
Wenquan Zhen
Qinghe River
Fuhai
Kunming Lake
Junzhuang Zhen
Sijiqingzhen
Houhai
Longquan Zhen
Chaoyang District
Yongding Zhen
Beijing
Chongwen District
Yongding River
Xuanwu District
Fengtai District
Tonghui Rviver
Irrigation Ditch
Liangshui River
Xihongmen Zhen
Yinghai Zhen
Changyang Zhen
Majuqiao Zhen
Huangcun Zhen
Liangxiangzhen
Daxing District
G102
G103
G107

Proven Track Record: Concrete Sales

- China Central Television Headquarters



- Finance District Block F2 Development



- Beijing South Railway Station



- The new U.S. Embassy in Beijing



- The new French Embassy in Beijing



CHINA ACM
CHINA ADVANCED CONSTRUCTION MATERIALS GROUP, INC.

Portable Plants: Manufacturing Services

- 12 portable plants supporting high speed railway projects in 10 provinces
  - Built at project location does not require local government approval under national license
  - Can be dismantled and moved to new sites in less than a few weeks - $100,000+ redeployment
  - Currently Deployed on High Speed Rail



- Operating capacity of 2.4 million cubic meters
  - Maximum annual operating capacity of 6.0 mn cu.m.



- Each plant 1-time average start up cost $3,000,000
  - $1,700,000 average annual revenue
  - 4 year payback period
  - 10 year useful life

CHINA ACM
CHINA ADVANCED CONSTRUCTION MATERIALS GROUP, INC.

Announced Railway Projects

Beijing-Shanghai: Two sections	$6.0 million or 760,000 cubic meters of concrete
Hangzhou-Ningbo: Three sections	$5.2 million or 1,010,000 cubic meters of concrete
Xi'an-Ankang	$3.0 million or 270,000 cubic meters of concrete
Hunan-Guangxi: Four sections	$4.3 million or 580,000 cubic meters of concrete
Jin-Qin: Two Sections	$3.0 million or 400,000 cubic meters of concrete
Guizhou-Guangzhou	$2.2 million or 250,000 cubic meters of concrete
Beijing-Shijiazhuang	$2.5 million or 250,000 cubic meters of concrete
Total	**$26.2 million or 3,520,000 cubic meters**

Rapid Railway Expansion


Growing network
Total length of railways
2008
79,000 km
2010
95,000 km
2020
120,000 km
By the end of 2008
Passenger throughput
1.45 billion
Up 8.4 % from 2003
Cargo throughput
3.31 billion tons
Up 8.2 % from 2003
Source: Ministry of Railways
Graphics by Tian Chi

- **2009**: China railway 86,000KM
- **2010**: Ministry of Rail investing RMB 823.5 billion in 70 new projects adding 3,690 KM
- **2012**: 800 new railway stations to a total 110,000 KM
- **2020**: total national rail network added 41,000 KM 5 trillion Yuan ($730 billion) government spending plan expected to consume 120 million tons of cement

Technically Serviced Plants

- 5 technically serviced plants
  - 3 in Beijing
  - 1 in Shanxi
  - 1 in Sichuan
- Plants are owned by 3rd parties. China-ACM manages and controls the technical production process
- China-ACM provides technical service in areas with no portable presence or which are beyond 25KM from it's fixed plants targeting LT partnerships new markets or for high profile projects
- Cost savings/additional profit split quarterly with China-ACM
- Highly Profitable and Scalable Model using 10 Personnel/Plant
- Environmentally Friendly solution provider creating new capacity ~1.4M Cubic Meters

Proven Track Record – Technical Services

- Beijing International Airport



- Olympic Stadium Birds' Nest



- National Centre for Performing Arts



- National Swimming Centre Water Cube



- Olympic Green Convention Centre



CHINA ACM
CHINA ADVANCED CONSTRUCTION MATERIALS GROUP, INC.

Proprietary Technology

- Strategic partnerships with leading universities and Beijing Concrete Institute
  - Tsinghua University
  - Xi'an University of Architecture and Technology
  - Beijing Dongfangjianyu Institute of Concrete
  - Beijing Kuang Da Mining University
  - Beijing Jiangong Xueyuan Construction University
- Hi-Tech Enterprise Certification for process and content
- 100 year warranty period vs. standard of 50 years
- Qualification for highest Tax exemptions
- China Construction Industry Association Certification for high performance concrete and pumping technology for lightweight concrete
- Solid intellectual property
  - 4 Patents and trade secrets
  - R&D compartmentalized to protect IP



Environmental Strategy

- Environmentally friendly components improve the quality and reduce the cost of concrete
- Also reduce environmental burden of cement production
- Recycled waste material universe increasing

Recycled waste material

Fly Ash



Slag Powder

Recycled waste water

China-ACM benefits from value added tax-free policies for its environmentally friendly and energy-saving technologies

Key Certifications: Rationalization

- Industry Rationalization will work in our favor:

Certificate of China Environmental Protection Concrete	Only 10 companies in China are certified by the Ministry of Environmental Protection of China
The Certificate of Harm & Poison Free (Green) Indoor Decoration & Building Materials	Issued by China Association of Decoration & Building Materials
China Construction Industry Association Certification	High performance concrete and pumping technology for lightweight concrete
ISO Certified	ISO9001 ISO14001 ISO28001

CHINA ACM
CHINA ADVANCED CONSTRUCTION MATERIALS GROUP, INC.

Comprehensive Advanced Products

- **C100 High Performance Concrete** - compressive strength greater than 6000 psi used for self-waterproofing
- **Compound Admixture Concrete** - improves activity, filling, and super-additive effects and improves compatibility
- **Lightweight Aggregate Concrete & Innovative Pumping Technology** - dries quicker shortening construction time
- **Energy-saving Technologies of Phase Change Thermostat Concrete** - may solve cracking brought by hydration from heating cement
- **Polycarboxylate Series** - with high water reducing rates prepares high strength concrete, super-strength concrete, high fluidity and super plasticizer concrete, and self-dense concrete
- **Reused Water in Concrete mfg.** – less costly with fewer pollutants

Competitive Landscape

- China-ACM's main competitors include:
  - Jiangong Shanggong Center – SOE
  - Jingo Group Concrete – SOE
  - Zhuzong Shanggong Center – SOE
  - Zhonghang Konggang Concrete – SOE
- Advanced concrete technologies enable us to do most challenging projects
- Superior warranty period 100 years vs. 50 years
- Preferred tax treatment due to recycled materials
- Highest certifications and authorizations
- Proven track record and industry relationships

China-ACM's growing economies of scale result in superior pricing & higher margins

Growth Strategy

- **Scale**: Leverage relationships with top contractors and construction SOEs to focus on large infrastructure and industry consolidation
- **Geographic Footprint**: Tianjin, Wuhan, Sichuan, Hainan, Liaoning
- **Vertical Integration :** (Develop recycling centers, acquisitions)
- **Increase Blended Margin**: Grow services & economies of scale
- **New Product Offerings**: Material innovation capture market share



Growing Services Business

Manufacturing Services Agreements	Technical Services Agreements
China-ACM produces ready-mix concrete at its portable plants, which can be dismantled and moved to new sites, in particular for large railway projects	China-ACM provides technology, equipment and personnel, controls the management and operation, reduces costs for contractors
General contractors supply the raw materials resulting in higher gross margins for China ACM and reduce upfront capital investment on raw material purchase	China-ACM receives a percentage of the contractor's earnings, according to the cost savings generated by China-ACM.

China-ACM receives higher margins from its manufacturing and technical services and plans to expand these services

Revenue Composition


1H FY 2010 Breakdown by Revenue Segment
9%
14%
77%
Concrete Sales
Manufacturing Services
Technical Services, Mixer Rental and Marketing Cooperation

CHINA ACM
CHINA ADVANCED CONSTRUCTION MATERIALS GROUP, INC.

Target Business Model

	Gross Margin	% of Income
Concrete Sales	10%	↓35%
Manufacturing Svc	40%	↑35%
Technical Service	80%	↑30%
Blended	***20%***	

- Leverage Highly Profitable Technical Services Model
- Grow Proportion of Manufacturing Services business in proportion to concrete sales

CHINA ACM
CHINA ADVANCED CONSTRUCTION MATERIALS GROUP, INC.

Strong Top and Bottom Line Growth

FY June 30 (in millions)

Revenues



$50
$40
$30
$20
$10
$0
CAGR : 37.3%
185.9%
$21.1
$27.6
$39.7
$16.0
$45.6
FY2007
FY2008
FY2009
1HFY09
1HFY10

Net Income



$12
$10
$8
$6
$4
$2
$0
CAGR : 66.8%
91.4%
$3.9
$5.1
$10.8
$3.5
$6.7
FY2007
FY2008
FY2009
1HFY09
1HFY10

- **Blended Gross margin was 20% in 2Q FY10**
- **Net income was $7.6 million in Q2 FY10**
- **6 months Revenue 1H FY'10 exceeded 12 months Revenue FY'09**

** Excludes $3.9 million non-cash charge from 1HFY10 related to a change in the fair value of warrants that were issued in the June 2008 private placement*

Solid Balance Sheet

(in millions)	June 2008	June 2009	December 2009
Cash	$1.9	$3.6	$1.7
Total current assets	16.2	25.3	34.3
Plant & Equipment, Net	16.7	22.1	20.9
Total assets	37.7	56.3	73.2
Total current liabilities	13.1	20.0	27.9
Total Debt	5.0	5.3	0.9
Warrant Liabiities	-	-	5.5
Total Liabilities	13.1	20.0	33.5
Redeemable Preferred Stock	5.8	6.2	4.2
Total Shareholder's Equity	18.8	30.0	35.5

**Cash Figure Excludes Gross Proceeds of $10.58M from March 1, 2010 Equity Offering*
*** Preferred Expires June 11, 2010 leaving only $0.01M in Actual Debt*

CHINA ACM
CHINA ADVANCED CONSTRUCTION MATERIALS GROUP, INC.

Capital Structure

- Common shares outstanding as of 3/25/10: *15.5 M
- Common shares underlying preferred stock: 1.8 M
- Common shares underlying warrants: **1-1.4 M

- Potential Fully Diluted shares outstanding: ~18.8 M

* Includes All 2.3M Common Shares issued in March 1, 2010 Equity Offering

** On June 16, 2008, the company raised $7 million - issuing 875,000 Units, each consisting of one share of Series A Convertible Preferred Stock (the "Preferred Stock"), which is convertible into four shares of the Company's common stock based on a fixed conversion price of $2.00 per share, and one warrant to purchase two shares of common stock at an exercise price equal to $2.40 per share (the "Warrants") *depending if exercised on a Cash or Cashless Basis*

Investment Highlights

- 7 year track record of sales and earnings growth with **sustainable** industry-leading blended gross margin
- Infrastructure Pure Play involved in high priority projects like highspeed rail
- Fast-growing advanced construction material **engineering** company with proprietary chemical composite technology
- One of **10** companies Certified by the Ministry of Environmental Protection
- High-quality and customized "**Green**" concrete using at least 30% recyclable materials – tax and environmental benefits
- 6% VAT Exempt and 15% Hi-Tech Corporate Income Tax Beneficiary
- Preferential Procurement Government Contracts for Ready-Mix Concrete
- Cement is a Commodity, Concrete is a Value Added Service Product
- Mc Kinsey Study: China 2015 to Account for 50% of Global Building Activity

Appendix:
Project – New US Embassy Site in Beijing

- The largest overseas U.S. embassy office building in the world
- Construction period: 2004 – 2008
- Technical standards set by the U.S.

- Concrete Volume: 40,000 Cubic Meters
- China-ACM: exclusive provider for all concrete and technology



CHINA ACM
CHINA ADVANCED CONSTRUCTION MATERIALS GROUP, INC.

Appendix:
Project - National Centre for Performing Arts (Completed)

- **One of 10 Wonders Rising on the Skyline of the New China**
- The egg-shaped futuristic building near the Forbidden City in Beijing
- Designed by French architect Paul Andreu
- Three large halls -- a 2,416-seat opera house, a 2,017-seat concert hall and a 1,040-seat theater. Construction lasted from December 2001 to September 2007
- Costs RMB3.1 Billion (about $424 million).

- Concrete Volume 350,000 Cubic Meters
- ACM Shipment 50,000 Cubic Meters



Appendix:
Project - China Central Television Headquarters (In Progress)

- **One of 10 Wonders Rising on the Skyline of the New China**
- Occupies 550,000 square meters and comprises 2 buildings of 230 meters
- Designed by Holland architect Rem Koolhaas
- Houses the news, broadcasting, studios and program production facilities, a hotel, a visitor's center, a large public theatre, exhibition spaces and a Media Park.
- Construction launched in September 2004
- Costs RMB5 Billion (about $684 million).

- Concrete Volume120,000 Cubic Meters
- ACM Shipment 95,000 Cubic Meters



Appendix:
Project - Beijing International Airport (Completed)

- **One of 10 Wonders Rising on the Skyline of the New China**
- The ninth world's busiest airport with its terminal covering more than 1 million square meters
- Designed by UK's Foster & Partners
- The expansion phase costs RMB250 million (about $34million)

- Provision of technical services





Appendix:
Project - National Swimming Centre Water Cube (Completed)

- **One of 10 Wonders Rising on the Skyline of the New China**
- Designed by Arup, PTW, and CSCEC
- The exterior made from panels of a lightweight form of Teflon that transforms the building into an energy-efficient greenhouse-like environment
- Construction launched in December 2003
- Costs RMB1.0 Billion (about $136 million)



- Provision of technical services

Appendix:
Project - Olympic Stadium Birds' Nest (Completed)

- **One of 10 Wonders Rising on the Skyline of the New China**
- Designed by Swiss architect Herzog & de Meuron
- To seat as many as 100,000 spectators during Beijing 2008 Summer Olympics
- Construction launched in December 2003
- Costs RMB3.5 Billion (about $479 million).

- Provision of technical services




BIRD'S EYE VIEW

Appendix:
Project - Finance District Block F2 Development (Completed)

- Commercial complex comprising 2 office towers, a shopping plaza, a hotel and service apartments on Jin Rong (Finance) Street
- Designed by Skidmore, Owings & Merrill (SOM), San Francisco
- Concrete Volume100,000 Cubic Meters
- ACM Shipment 100,000 Cubic Meters





Appendix:
Project - Olympic Green Convention Centre (Completed)

- A national convention centre located in the Olympic Green covering an area of 270,000 square meters
- Designed by UK based RMJM
- Construction lasted from March 2005 to July 2007
- Costs RMB891 Million (about $122 million).

- Concrete Volume 150,000 Cubic Meters
- ACM Shipment 80,000 Cubic Meters





Appendix:
Project - Beijing South Railway Station (Completed)

- The largest railway station in Asia
- Construction will last from 2007 to 2010
- Costs RMB6.3 Billion (about USD863 million)



- Concrete Volume 500,000 Cubic Meters
- ACM Shipment 400,000 Cubic Meters

Contact Information

Company	Legal Counsel	Auditor	Investor Relation
China Advanced Construction Materials Group Jeremy Goodwin – President Tel: (310) 570 7802 jeremy.goodwin@china-acm.com	Pillsbury Winthrop Shaw Pittman LLP Scott Kline – Counsel Tel: (415) 983 1523 scott.kline@pillsburylaw.com	Frazer Frost LLP Susan Woo – Partner Tel: (714) 671 2203 swoo@frazerfrost.com	Grayling Kevin Theiss Tel: (646) 284 9409 kevin.theiss@grayling.com



